Exhibit 3.7

Doc ID g	200500500798

Prescribed by J. Kenneth Blackwell Ohio Secretary of State Central Ohio: (614) 466-3910 Toll Fee: 1-877-SOS-FILE (1-877-767-3453)	Expedite this Form: (Select One)
Mail Form to one of the Following:
	Yes	PO Box 1390 Columbus, OH 43216
www.sos.state.oh.us	*** Requires an additional fee of $100 ***
e-mail: busserv@sos.state.oh.us	No	PO Box 670
Columbus, OH 43216

INITIAL ARTICLES OF INCORPORATION

(For Domestic Profit or Nonprofit)

Filing Fee $125.00

THE UNDERSIGNED HEREBY STATES THE FOLLOWING:

(CHECK ONLY ONE (1) BOX)

(1) ☒ Articles of Incorporation	(2) ☐ Articles of Incorporation	(3) ☐ Articles of Incorporation Professional
Profit	Nonprofit	(170-ARP)

(113-ARF)	(114-ARN)	Profession
ORC 1701	ORC 1702	ORC 1785

Complete the general information in this section for the box checked above.

FIRST:	Name of Corporation	Schneller International Sales Corp.

SECOND:	Location	Kani	Portage
		(City)	(County)

Effective Date (Optional)			Date specified can be no more than 90 days after date of filing. If a date is specified, the date must be a date on or after the date of filing.
(mm/dd/yyyy)

☐ Check here if additional provisions are attached

Complete the information in this section if box (2) or (3) is checked. Completing this section is optional if box (1) is checked.
THIRD:	Purpose for which corporation is formed

Complete the information in this section if box (1) or (3) is checked.

FOURTH:	The number of shares which the corporation is authorized to have outstanding (Please state if shares are common or preferred and their par value if any)
	1,500	Common	None
	(No. of Shares)	(Type)	(Par Value)
(Refer to instructions if needed)

Page 1 of 3	Last Revised: May 2002

Doc ID g	200500500798

Completing the information in this section is optional

FIFTH:	The following are the names and addresses of the individuals who are to serve as initial Directors.

(Name)

	(Street)	NOTE: P.O. Box Addresses are NOT acceptable.

	(City)	(State)	(Zip Code)

(Name)

	(Street)	NOTE: P.O. Box Addresses are NOT acceptable.

	(City)	(State)	(Zip Code)

(Name)

	(Street)	NOTE: P.O. Box Addresses are NOT acceptable.

	(City)	(State)	(Zip Code)

REQUIRED
Must be authenticated
(signed) by an authorized
representative	/s/ Albert N. Salvatore	12/22/06
(See Instructions)	Authorized Representative	Date

Albert N. Salvatore
(print name)

	Authorized Representative	Date

(print name)

	Authorized Representative	Date

(print name)

Page 2 of 3	Last Revised: May 2002

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